UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811- 2485

John Hancock Current Interest
(Exact name of registrant as specified in charter)

601 Congress Street, Boston, Massachusetts 02210
(Address of principal executive offices) (Zip code)

Salvatore Schiavone, Treasurer

601 Congress Street

Boston, Massachusetts 02210
(Name and address of agent for service)

Registrant's telephone number, including area code: 617-663-4497

Date of fiscal year end:	March 31

Date of reporting period:	September 30, 2017

ITEM 1. REPORTS TO STOCKHOLDERS.

John Hancock

Money Market Fund

Semiannual report 9/30/17

A message to shareholders

Dear shareholder,

So-called risk assets, such as stocks and high-yield bonds, continued to rally during the six-month reporting period, while more conservative investments, including high-quality corporate bonds and U.S. Treasuries, posted more muted returns. Money market instruments continued to offer historically low yields, but provided the stability investors expect from these types of investments. The U.S. Federal Reserve raised rates in June, and has hinted that one more rate hike will happen before the year is done—a trend that we believe signals its confidence in the economy and, eventually, higher rates on the horizon for savers.

Advancing the interests of fund shareholders

One of our primary goals is to advance the interests of our fund shareholders wherever possible. To that end, we recently announced our third round of expense reductions this year, targeting six mutual funds and two closed-end funds that together represent more than $7 billion in assets under management. Details can be found at jhinvestments.com.

In addition, we are proud to report that in May fund researcher Morningstar, Inc. formally recognized our shareholder-friendly initiatives by upgrading our parent pillar rating—a key component of the Morningstar Analyst Rating system—to positive, the highest possible rating. Morningstar evaluates select funds and their parent firms based on intensive research, including on-site due diligence. They focused on such factors as whether our portfolio managers invest meaningfully in the funds they manage, the quality of our risk management, our corporate culture, and our commitment to recognizing shareholder interests—in other words, how effective we are as stewards of investor capital. We're proud to have been recognized by Morningstar for our efforts and we're committed to continue our work of furthering the interests of our shareholders.

On behalf of everyone at John Hancock Investments, I'd like to take this opportunity to welcome new shareholders and to thank existing shareholders for the continued trust you've placed in us.

Sincerely,

Andrew G. Arnott
President and Chief Executive Officer
John Hancock Investments

This commentary reflects the CEO's views, which are subject to change at any time. Investing involves risks, including the potential loss of principal. Diversification does not guarantee a profit or eliminate the risk of a loss. It is not possible to invest directly into an index. For more up-to-date information, please visit our website at jhinvestments.com.

John Hancock
Money Market Fund

Table of contents

2	Your fund at a glance
4	Discussion of fund performance
7	Your expenses
9	Fund's investments
10	Financial statements
13	Financial highlights
16	Notes to financial statements
21	Continuation of investment advisory and subadvisory agreements
27	More information

SEMIANNUAL REPORT   |   JOHN HANCOCK MONEY MARKET FUND       1

Your fund at a glance

INVESTMENT OBJECTIVE

The fund seeks the maximum current income that is consistent with maintaining liquidity and preserving capital.

MATURITY COMPOSITION AS OF 9/30/17 (%)

63.3
13.9
11.6
11.2
0–30 days
31–60 days
61–90 days
Over 90 days
Weighted average maturity: 41 days

As a percentage of total investments.

SEMIANNUAL REPORT   |   JOHN HANCOCK MONEY MARKET FUND       2

PERFORMANCE HIGHLIGHTS OVER THE LAST SIX MONTHS

The U.S. Federal Reserve (Fed) raised rates once in the six-month period

The Fed boosted rates by a quarter point at its June meeting, its fourth such hike in the current tightening cycle.

Money market yields on the rise

While yields remain low on an absolute basis, they have begun a return toward normalcy following years at depressed levels.

The fund maintained an active approach

We continued to seek opportunities to add incremental yield through individual security selection, adjustments to the portfolio's weighted average maturity, and shifts between fixed- and floating-rate notes.

PORTFOLIO COMPOSITION AS OF 9/30/17 (%)

A note about risks

Fixed-income investments are subject to interest-rate risk and credit risk; their value will normally decline as interest rates rise or if a creditor, grantor, or counterparty is unable or unwilling to make principal, interest, or settlement payments. Liquidity—the extent to which a security may be sold or a derivative position closed without negatively affecting its market value—may be impaired by reduced trading volume, heightened volatility, rising interest rates, and other market conditions. U.S. government agency securities are subject to varying degrees of credit risk, depending on the issuer. The market value of direct obligations of the U.S. Treasury may vary due to changes in interest rates. The fund may experience periods of heavy redemptions that could cause it to liquidate its assets at inopportune times or at a loss or depressed value, particularly during periods of declining or illiquid markets. Please see the fund's prospectus for additional risks.

You could lose money by investing in the fund. The fund operates as a government money market fund and seeks to maintain a stable net asset value. Although the fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the fund is not a bank deposit and is not insured by the Federal Deposit Insurance Corporation or any government agency. The fund's sponsor has no legal obligation to provide financial support to the fund, and you should not expect that the sponsor will provide financial support to the fund at all times, even though expense waivers are reflected in this report.

SEMIANNUAL REPORT   |   JOHN HANCOCK MONEY MARKET FUND       3

Discussion of fund performance

An interview with Portfolio Manager Jeffrey N. Given, CFA, John Hancock Asset Management a division of Manulife Asset Management (US) LLC

Jeffrey N. Given, CFA
Portfolio Manager
John Hancock Asset Management

How did the fund perform during the six months ended September 30, 2017?

The U.S. Federal Reserve (Fed) continued to raise interest rates with a quarter-point increase on June 15, 2017, bringing the federal funds target to a range of 1.00% to 1.25%. This marked the fourth increase in the current cycle, following three other quarter-point hikes in March 2017, December 2016, and December 2015. As a result, yields on money market funds have begun a return toward normalcy after years of generally zero net yields.

Since the June rate hike was much better telegraphed by the Federal Open Market Committee (FOMC) than the March increase, investors were prepared and the market experienced little disruption. While rising interest rates were a positive, decreased inflation expectations had a negative impact on the market by flattening the short end of the yield curve. The one-month London Interbank Offered Rate (LIBOR) began the period at 0.93% and ended at 1.23%, while the gap between the short and long ends of the yield curve moved from 0.22 percentage points to 0.10 percentage points.

In the second half of the period, we saw a continued lack of inflation that possibly restrained the FOMC from embarking on a more aggressive rate-hike schedule. Although the FOMC did not raise rates during the third calendar quarter, it did vote to begin winding down the Fed's balance sheet by not reinvesting maturity proceeds in its portfolio. This step marks a reversal of the stimulative quantitative easing policy that the Fed put in place in the wake of the 2007-2008 financial crisis. This shift will effectively remove about $6 billion per month from the Fed's balance sheet to start, and then gradually increase the amount on a quarterly basis. However, given that the Fed is beginning the process with a balance sheet of $4.5 trillion, the effect on rates may not be realized for some time.

SEMIANNUAL REPORT   |   JOHN HANCOCK MONEY MARKET FUND       4

"It seems apparent at this point that the FOMC wants a steeper yield curve and would like to raise rates as many times as possible without disrupting markets as long as the economic expansion persists."

Another important event during the summer months was the vote to suspend the debt ceiling in order to avert a government shutdown in September. Fears surrounding a possible technical default by the U.S. government caused yields on U.S. Treasury bills maturing in October to spike 0.15 to 0.25 percentage points before the postponement restored calm to the markets.

The money market reforms implemented in October 2016 required institutional prime money market funds to adopt a floating net asset value. Since government-only funds were exempt from this change, many asset managers converted prime money market funds to government-only funds. The fund was among those that changed to a government-only strategy. Over $1 trillion moved from corporate issues into government securities as a result. In the months since, we have seen a gradual but persistent movement of assets out of government funds and back into prime funds. This shift has not yet had an impact on yields, but we are closely monitoring developments on this front.

What other factors have you been watching?

It seems apparent at this point that the FOMC wants a steeper yield curve and would like to raise rates as many times as possible without disrupting markets as long as the economic expansion persists. However, one risk that still looms is the threat of an unexpected global event—such as increased discord with North Korea—that could derail the markets.

We have also kept a close eye on who the next Fed chairperson will be when Janet Yellen's term ends in February 2018. After period end, President Trump nominated Jerome H. Powell. Powell is a current member of the Fed's board of governors who has, in the past, voted with Yellen. Not least, we will be scrutinizing the path of the Fed's balance sheet reduction to assess its potential effect on the markets.

How was the fund positioned at the end of the period?

In terms of the fund's maturity, we kept a weighted average maturity (WAM) on the long end of the possible range throughout most of the period. This was mainly owing to the fact that we hadn't

SEMIANNUAL REPORT   |   JOHN HANCOCK MONEY MARKET FUND       5

seen much, if any, cheapening in one-year yields following the two previous Fed rate hikes, so it made more sense to take advantage of the yield opportunities that existed prior to the June increase. The fund's WAM moved from 39 days on March 31, 2017 to 47 days on June 30.

During the summer months, we sought to capitalize on the value we saw in longer-dated floating-rate securities. We believed these securities offered a way to take advantage of the rising-rate environment, and the lack of value on the intermediate part of the curve prompted us to look for opportunities in longer-dated paper. At the same time, we held a sizable position in short-term, one-month issues to create a barbell structure in the fund and reduce its WAM from the earlier levels. The fund's WAM stood at 41 days on September 30. This positioning reflected the consensus expectation for three Fed rate hikes in 2018, but we intend to monitor the outlook and adjust the portfolio accordingly.

We will continue to emphasize liquidity and diversification in the fund whenever possible, while adjusting its duration as market conditions warrant.

MANAGED BY

Team of U.S. research analysts and portfolio managers

The views expressed in this report are exclusively those of Jeffrey N. Given, CFA, John Hancock Asset Management, and are subject to change. They are not meant as investment advice. Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund's investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.
SEMIANNUAL REPORT   |   JOHN HANCOCK MONEY MARKET FUND       6

Your expenses

These examples are intended to help you understand your ongoing operating expenses of investing in the fund so you can compare these costs with the ongoing costs of investing in other mutual funds.

Understanding fund expenses

As a shareholder of the fund, you incur two types of costs:

•	Transaction costs, which include sales charges (loads) on purchases or redemptions (varies by share class), minimum account fee charge, etc.
•	Ongoing operating expenses, including management fees, distribution and service fees (if applicable), and other fund expenses.

We are presenting only your ongoing operating expenses here.

Actual expenses/actual returns

The first line of each share class in the table on the following page is intended to provide information about the fund's actual ongoing operating expenses, and is based on the fund's actual return. It assumes an account value of $1,000.00 on April 1, 2017, with the same investment held until September 30, 2017.

Together with the value of your account, you may use this information to estimate the operating expenses that you paid over the period. Simply divide your account value at September 30, 2017, by $1,000.00, then multiply it by the "expenses paid" for your share class from the table. For example, for an account value of $8,600.00, the operating expenses should be calculated as follows:

Hypothetical example for comparison purposes

The second line of each share class in the table on the following page allows you to compare the fund's ongoing operating expenses with those of any other fund. It provides an example of the fund's hypothetical account values and hypothetical expenses based on each class's actual expense ratio and an assumed 5% annualized return before expenses (which is not the fund's actual return). It assumes an account value of $1,000.00 on April 1, 2017, with the same investment held until September 30, 2017. Look in any other fund shareholder report to find its hypothetical example and you will be able to compare these expenses. Please remember that these hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Remember, these examples do not include any transaction costs, therefore, these examples will not help you to determine the relative total costs of owning different funds. If transaction costs were included, your expenses would have been higher. See the prospectus for details regarding transaction costs.

SEMIANNUAL REPORT   |   JOHN HANCOCK MONEY MARKET FUND       7

SHAREHOLDER EXPENSE EXAMPLE CHART

		Account value on 4-1-2017	Ending value on 9-30-2017	Expenses paid during period ended 9-30-2017[1]	Annualized expense ratio
Class A	Actual expenses/actual returns	$1,000.00	$1,002.20	$2.81	0.56%
	Hypothetical example for comparison purposes	1,000.00	1,022.30	2.84	0.56%
Class B	Actual expenses/actual returns	1,000.00	1,000.90	3.91	0.78%
	Hypothetical example for comparison purposes	1,000.00	1,021.20	3.95	0.78%
Class C	Actual expenses/actual returns	1,000.00	1,002.20	2.81	0.56%
	Hypothetical example for comparison purposes	1,000.00	1,022.30	2.84	0.56%

1	Expenses are equal to the class's annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).
SEMIANNUAL REPORT   |   JOHN HANCOCK MONEY MARKET FUND       8

Fund’s investments
AS OF 9-30-17 (unaudited)
	Maturity date	Yield (%)	Par value^	Value
U.S. Government Agency 84.3%				$435,267,147
(Cost $435,267,147)
Federal Agricultural Mortgage Corp.	10-02-17 to 04-19-18	0.710 to 1.250	27,514,000	27,510,542
Federal Agricultural Mortgage Corp. (A)	10-03-17 to 06-26-18	1.080 to 1.180	26,092,000	26,092,084
Federal Farm Credit Bank	10-13-17 to 04-13-18	0.780 to 1.170	24,441,000	24,430,976
Federal Farm Credit Bank (A)	10-02-17 to 09-05-19	0.990 to 1.320	69,128,000	69,174,701
Federal Home Loan Bank (A)	10-25-17 to 10-05-18	1.010 to 1.280	65,095,000	65,098,255
Federal Home Loan Bank	10-02-17 to 06-13-18	0.760 to 1.310	167,879,000	167,771,003
Federal Home Loan Mortgage Corp.	10-27-17 to 09-13-18	0.890 to 1.400	25,696,000	25,706,138
Federal National Mortgage Association	10-02-17 to 04-30-18	0.920 to 1.230	14,511,000	14,508,792
Federal National Mortgage Association (A)	01-11-18 to 03-21-18	0.930 to 1.040	3,525,000	3,528,869
Financing Corp.	11-30-17	1.110	100,000	99,818

Private Export Funding Corp.	12-15-17	1.190	4,637,000	4,646,991

Tennessee Valley Authority	10-17-17 to 12-15-17	0.960 to 1.020	6,656,000	6,698,978
U.S. Government 11.7%				$60,417,023
(Cost $60,417,023)
U.S. Treasury Bill	10-05-17 to 03-15-18	1.110 to 1.160	55,470,700	55,397,764

U.S. Treasury Note	12-31-17	1.180	5,000,000	5,019,259

	Par value^	Value
Repurchase agreement 5.8%		$30,000,000
(Cost $30,000,000)
Tri-Party Repurchase Agreement with Barclays Capital, Inc. dated 9-29-17 at 1.020% to be repurchased at $30,002,550 on 10-2-17, collateralized by $28,665,400 U.S. Treasury Notes, 1.875% - 2.125% due 8-15-21 to 2-28-22 (valued at $29,091,006, including interest), $1,458,300 U.S. Treasury Inflation Indexed Notes, 0.375% due 7-15-25 (valued at $1,511,552, including interest), and $100 U.S. Treasury Inflation Indexed Bonds, 1.375% due 2-15-44 (valued at $116, including interest)	30,000,000	30,000,000
Total investments (Cost $525,684,170) 101.8%		$525,684,170
Other assets and liabilities, net (1.8)%		(9,233,990)
Total net assets 100.0%		$516,450,180

The percentage shown for each investment category is the total value of the category as a percentage of the net assets of the fund.
^All par values are denominated in U.S. dollars unless otherwise indicated.
Security Abbreviations and Legend
(A)	Variable rate obligation.
At 9-30-17, the aggregate cost of investments for federal income tax purposes was $525,684,170.
SEE NOTES TO FINANCIAL STATEMENTS	SEMIANNUAL REPORT | JOHN HANCOCK Money Market Fund	9

Financial statements

STATEMENT OF ASSETS AND LIABILITIES 9-30-17 (unaudited)

Assets
Investments, at value (Cost $525,684,170)	$525,684,170
Cash	69,383
Receivable for fund shares sold	1,374,840
Interest receivable	586,381
Receivable from affiliates	13,241
Other receivables and prepaid expenses	62,905
Total assets	527,790,920
Liabilities
Payable for investments purchased	9,990,559
Payable for fund shares repurchased	1,116,529
Distributions payable	1,943
Payable to affiliates
Accounting and legal services fees	20,933
Transfer agent fees	46,564
Distribution and service fees	13,241
Trustees' fees	12,050
Other liabilities and accrued expenses	138,921
Total liabilities	11,340,740
Net assets	$516,450,180
Net assets consist of
Paid-in capital	$516,433,181
Undistributed net investment income	20,063
Accumulated net realized gain (loss) on investments	(3,064)
Net assets	$516,450,180

Net asset value per share
Based on net asset values and shares outstanding-the fund has an unlimited number of shares authorized with no par value
Class A ($496,803,127 ÷ 496,787,420 shares)	$1.00
Class B ($3,455,673 ÷ 3,455,705 shares)[1]	$1.00
Class C ($16,191,380 ÷ 16,190,064 shares)[1]	$1.00

[1]	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

SEE NOTES TO FINANCIAL STATEMENTS
SEMIANNUAL REPORT   |   JOHN HANCOCK MONEY MARKET FUND       10

STATEMENT OF OPERATIONS  For the six months ended 9-30-17 (unaudited)

Investment income
Interest	$2,471,058
Expenses
Investment management fees	948,889
Distribution and service fees	720,705
Accounting and legal services fees	59,746
Transfer agent fees	290,129
Trustees' fees	4,706
State registration fees	49,918
Printing and postage	26,681
Professional fees	13,198
Custodian fees	49,835
Other	7,558
Total expenses	2,171,365
Less expense reductions	(737,123)
Net expenses	1,434,242
Net investment income	1,036,816
Realized and unrealized gain (loss)
Net realized gain (loss) on investments	—
Change in net unrealized appreciation (depreciation) of investments	—
Increase in net assets from operations	$1,036,816

SEE NOTES TO FINANCIAL STATEMENTS
SEMIANNUAL REPORT   |   JOHN HANCOCK MONEY MARKET FUND       11

STATEMENTS OF CHANGES IN NET ASSETS

	Six months ended 9-30-17	Year ended 3-31-17
	(unaudited)
Increase (decrease) in net assets
From operations
Net investment income	$1,036,816	$179,840
Net realized gain (loss)	—	(3,064)
Increase in net assets resulting from operations	1,036,816	176,776
Distributions to shareholders
From net investment income
Class A	(1,077,346)	(74,145)
Class B	(3,410)	(567)
Class C	(37,569)	(3,425)
From net realized gain
Class A	—	(3,430)
Class B	—	(38)
Class C	—	(166)
Total distributions	(1,118,325)	(81,771)
From fund share transactions	2,196,259	65,740,740
Total increase	2,114,750	65,835,745
Net assets
Beginning of period	514,335,430	448,499,685
End of period	$516,450,180	$514,335,430
Undistributed net investment income	$20,063	$101,572

SEE NOTES TO FINANCIAL STATEMENTS
SEMIANNUAL REPORT   |   JOHN HANCOCK MONEY MARKET FUND       12

Financial highlights

Class A Shares Period ended	9-30-17	[1]	3-31-17		3-31-16		3-31-15		3-31-14		3-31-13
Per share operating performance
Net asset value, beginning of period	$1.00		$1.00		$1.00		$1.00		$1.00		$1.00
Net investment income[2]	0.002		—	[3]	—	[3]	—	[3]	—		—
Net realized and unrealized gain on investments	—	[3]	—	[3]	—	[3]	—	[3]	—		—
Total from investment operations	0.002		—	[3]	—	[3]	—	[3]	—		—
Less distributions
From net investment income	(0.002)		—	[3]	—	[3]	—	[3]	—		—
Net asset value, end of period	$1.00		$1.00		$1.00		$1.00		$1.00		$1.00
Total return (%)[4,5]	0.22	[6]	0.02		0.01		0.01		0.00		0.00
Ratios and supplemental data
Net assets, end of period (in millions)	$497		$490		$417		$337		$348		$335
Ratios (as a percentage of average net assets):
Expenses before reductions	0.82	[7]	0.86		1.00		0.98		0.99		1.04
Expenses including reductions	0.56	[5,7]	0.47	[5]	0.30	[5]	0.20	[5]	0.24	[5]	0.36	[5]
Net investment income	0.41	[5,7]	0.04	[5]	0.01	[5]	0.01	[5]	—	[5]	—	[5]

[1]	Six months ended 9-30-17. Unaudited.
[2]	Based on average daily shares outstanding.
[3]	Less than $0.0005 per share.
[4]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[5]	Includes the impact of waivers and/or reimbursements in order to maintain a zero or positive yield. See Note 4.
[6]	Not annualized.
[7]	Annualized.

SEE NOTES TO FINANCIAL STATEMENTS
SEMIANNUAL REPORT   |   JOHN HANCOCK MONEY MARKET FUND       13

Class B Shares Period ended	9-30-17	[1]	3-31-17		3-31-16		3-31-15		3-31-14		3-31-13
Per share operating performance
Net asset value, beginning of period	$1.00		$1.00		$1.00		$1.00		$1.00		$1.00
Net investment income[2]	0.001		—	[3]	—	[3]	—	[3]	—		—
Net realized and unrealized gain on investments	—	[3]	—	[3]	—	[3]	—	[3]	—		—
Total from investment operations	0.001		—	[3]	—	[3]	—	[3]	—		—
Less distributions
From net investment income	(0.001)		—	[3]	—	[3]	—	[3]	—		—
Net asset value, end of period	$1.00		$1.00		$1.00		$1.00		$1.00		$1.00
Total return (%)[4,5,6]	0.09	[7]	0.01		0.01		0.01		0.00		0.00
Ratios and supplemental data
Net assets, end of period (in millions)	$3		$4		$7		$7		$11		$13
Ratios (as a percentage of average net assets):
Expenses before reductions	1.57	[8]	1.62		1.75		1.73		1.74		1.79
Expenses including reductions	0.78	[6,8]	0.48	[6]	0.30	[6]	0.20	[6]	0.24	[6]	0.36	[6]
Net investment income	0.18	[6,8]	0.01	[6]	0.01	[6]	0.01	[6]	—	[6]	—	[6]

[1]	Six months ended 9-30-17. Unaudited.
[2]	Based on average daily shares outstanding.
[3]	Less than $0.0005 per share.
[4]	Does not reflect the effect of sales charges, if any.
[5]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[6]	Includes the impact of waivers and/or reimbursements in order to maintain a zero or positive yield. See Note 4.
[7]	Not annualized.
[8]	Annualized.

SEE NOTES TO FINANCIAL STATEMENTS
SEMIANNUAL REPORT   |   JOHN HANCOCK MONEY MARKET FUND       14

Class C Shares Period ended	9-30-17	[1]	3-31-17		3-31-16		3-31-15		3-31-14		3-31-13
Per share operating performance
Net asset value, beginning of period	$1.00		$1.00		$1.00		$1.00		$1.00		$1.00
Net investment income[2]	0.002		—	[3]	—	[3]	—	[3]	—		—
Net realized and unrealized gain on investments	—	[3]	—	[3]	—	[3]	—	[3]	—		—
Total from investment operations	0.002		—	[3]	—	[3]	—	[3]	—		—
Less distributions
From net investment income	(0.002)		—	[3]	—	[3]	—	[3]	—		—
Net asset value, end of period	$1.00		$1.00		$1.00		$1.00		$1.00		$1.00
Total return (%)[4,5,6]	0.22	[7]	0.02		0.01		0.01		0.00		0.00
Ratios and supplemental data
Net assets, end of period (in millions)	$16		$20		$25		$15		$18		$17
Ratios (as a percentage of average net assets):
Expenses before reductions	1.57	[8]	1.62		1.75		1.73		1.79		1.79
Expenses including reductions	0.56	[6,8]	0.47	[6]	0.31	[6]	0.20	[6]	0.24	[6]	0.36	[6]
Net investment income	0.40	[6,8]	0.03	[6]	0.01	[6]	0.01	[6]	—	[6]	—	[6]

[1]	Six months ended 9-30-17. Unaudited.
[2]	Based on average daily shares outstanding.
[3]	Less than $0.0005 per share.
[4]	Does not reflect the effect of sales charges, if any.
[5]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[6]	Includes the impact of waivers and/or reimbursements in order to maintain a zero or positive yield. See Note 4.
[7]	Not annualized.
[8]	Annualized.

SEE NOTES TO FINANCIAL STATEMENTS
SEMIANNUAL REPORT   |   JOHN HANCOCK MONEY MARKET FUND       15

Notes to financial statements (unaudited)

Note 1 — Organization

John Hancock Money Market Fund (the fund) is a series of John Hancock Current Interest (the Trust), an open-end management investment company organized as a Massachusetts business trust and registered under the Investment Company Act of 1940, as amended (the 1940 Act). The investment objective of the fund is to seek maximum current income that is consistent with maintaining liquidity and preserving capital. The fund intends to maintain a stable $1.00 share price. Although the fund seeks to maintain a stable $1.00 share price, the value of the fund's shares could go down in price, meaning that you can lose money by investing in the fund.

The fund may offer multiple classes of shares. The shares currently offered are detailed in the Statement of assets and liabilities. Class A, Class B and Class C shares are offered to all investors; however Class B and Class C shares are closed to new investors. Shareholders of each class have exclusive voting rights to matters that affect that class. The distribution and service fees, if any, and transfer agent fees for each class may differ. Class B shares convert to Class A shares eight years after purchase.

Note 2 — Significant accounting policies

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (US GAAP), which require management to make certain estimates and assumptions as of the date of the financial statements. Actual results could differ from those estimates and those differences could be significant. The fund qualifies as an investment company under Topic 946 of Accounting Standards Codification of US GAAP.

Events or transactions occurring after the end of the fiscal period through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the fund:

Security valuation. Securities in the fund's portfolio are valued at amortized cost, in accordance with Rule 2a-7 under the 1940 Act, which approximates market value. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between the principal amount due at maturity and the cost of the security to the fund. The fund seeks to maintain a constant net asset value (NAV) per share of $1.00, but there can be no assurance that it will be able to do so.

The fund uses a three-tier hierarchy to prioritize the pricing assumptions, referred to as inputs, used in valuation techniques to measure fair value. Level 1 includes securities valued using quoted prices in active markets for identical securities. Level 2 includes securities valued using other significant observable inputs. Observable inputs may include quoted prices for similar securities, interest rates, prepayment speeds and credit risk. Prices for securities valued using these inputs are received from independent pricing vendors and brokers and are based on an evaluation of the inputs described. Level 3 includes securities valued using significant unobservable inputs when market prices are not readily available or reliable, including the fund's own assumptions in determining the fair value of investments. Factors used in determining value may include market or issuer specific events or trends, changes in interest rates and credit quality. The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Changes in valuation techniques and related inputs may result in transfers into or out of an assigned level within the disclosure hierarchy.

As of September 30, 2017, all investments are categorized as Level 2 under the hierarchy described above.

Repurchase agreements. The fund may enter into repurchase agreements. When the fund enters into a repurchase agreement, it receives collateral that is held in a segregated account by the fund's custodian, or for tri-party repurchase agreements, collateral is held at a third-party custodian bank in a segregated account for the benefit of the fund. The collateral amount is marked-to-market and monitored on a daily basis to ensure that the collateral held is in an amount not less than the principal amount of the repurchase agreement plus any accrued interest. Collateral received by the fund for repurchase agreements is disclosed in the Fund's investments as part of the caption related to the repurchase agreement.

Repurchase agreements are typically governed by the terms and conditions of the Master Repurchase Agreement and/or Global Master Repurchase Agreement (collectively, MRA). Upon an event of default, the non-defaulting party may close out

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all transactions traded under the MRA and net amounts owed. Absent an event of default, assets and liabilities resulting from repurchase agreements are not offset in the Statement of assets and liabilities. In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the collateral value may decline or the counterparty may have insufficient assets to pay back claims resulting from close-out of the transactions.

Security transactions and related investment income. Investment security transactions are recorded as of the date of purchase, sale or maturity. Interest income is accrued as earned. Interest income includes coupon interest and amortization/accretion of premiums/discounts on debt securities.

Line of credit. The fund may have the ability to borrow from banks for temporary or emergency purposes, including meeting redemption requests that otherwise might require the untimely sale of securities. Pursuant to the fund's custodian agreement, the custodian may loan money to the fund to make properly authorized payments. The fund is obligated to repay the custodian for any overdraft, including any related costs or expenses. The custodian may have a lien, security interest or security entitlement in any fund property that is not otherwise segregated or pledged, to the extent of any overdraft, and to the maximum extent permitted by law.

Effective June 29, 2017, the fund and other affiliated funds have entered into a syndicated line of credit agreement with Citibank, N.A. as the administrative agent that enables them to participate in a $750 million unsecured committed line of credit. Excluding commitments designated for a certain fund and subject to the need of all other affiliated funds, the fund can borrow up to an aggregate commitment amount of $500 million, subject to asset coverage and other limitations as specified in the agreement. A commitment fee payable at the end of each calendar quarter, based on the average daily unused portion of the line of credit, is charged to each participating fund based on a combination of fixed and asset based allocations and is reflected in Other expenses on the Statement of operations. Prior to June 29, 2017, the fund had a similar agreement that enabled it to participate in a $1 billion unsecured committed line of credit. For the six months ended September 30, 2017, the fund had no borrowings under either line of credit. Commitment fees for the six months ended September 30, 2017 were $2,030.

Expenses. Within the John Hancock group of funds complex, expenses that are directly attributable to an individual fund are allocated to such fund. Expenses that are not readily attributable to a specific fund are allocated among all funds in an equitable manner, taking into consideration, among other things, the nature and type of expense and the fund's relative net assets. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Class allocations. Income, common expenses and realized and unrealized gains (losses) are determined at the fund level and allocated daily to each class of shares based on the net assets of the class. Class-specific expenses, such as distribution and service fees, if any, and transfer agent fees, for all classes, are charged daily at the class level based on the net assets of each class and the specific expense rates applicable to each class.

Federal income taxes. The fund intends to continue to qualify as a regulated investment company by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required.

For federal income tax purposes, as of March 31, 2017, the fund has a capital loss carryforward of $3,064 available to offset future net realized capital gains. This carryforward does not expire.

As of March 31, 2017, the fund had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure. The fund's federal tax returns are subject to examination by the Internal Revenue Service for a period of three years.

Distribution of income and gains. Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-date. The fund generally will declare dividends from net investment income daily and pay monthly as long as class income exceeds class expense each day. Capital gain distributions, if any, are distributed at least annually.

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Distributions paid by the fund with respect to each class of shares are calculated in the same manner, at the same time and in the same amount, except for the effect of class level expenses that may be applied differently to each class.

Such distributions, on a tax basis, are determined in conformity with income tax regulations, which may differ from US GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences, if any, will reverse in a subsequent period. The fund had no material book-tax differences at March 31, 2017.

Note 3 — Guarantees and indemnifications

Under the Trust's organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into contracts with service providers that contain general indemnification clauses. The fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the fund that have not yet occurred. The risk of material loss from such claims is considered remote.

Note 4 — Fees and transactions with affiliates

John Hancock Advisors, LLC (the Advisor) serves as investment advisor for the fund. John Hancock Distributors, LLC (the Distributor), an affiliate of the Advisor, serves as principal underwriter of the fund. The Advisor and the Distributor are indirect, wholly owned subsidiaries of Manulife Financial Corporation (MFC).

Management fee. The fund has an investment management agreement with the Advisor under which the fund pays a daily management fee to the Advisor equivalent on an annual basis to the sum of: (a) 0.500% of the first $500 million of the fund's aggregate net assets; (b) 0.425% of the next $250 million of the of the fund's aggregate net assets; (c) 0.375% of the next $250 million of the of the fund's aggregate net assets; (d) 0.350% of the next $500 million of the fund's aggregate net assets; (e) 0.325% of the next $500 million of the of the fund's aggregate net assets; (f) 0.300% of the next $500 million of the of the fund's aggregate net assets; and (g) 0.275% of the fund's aggregate net assets in excess of $2.5 billion. Aggregate net assets generally include the net assets of the fund and other funds identified in the management agreement. The Advisor has a subadvisory agreement with John Hancock Asset Management a division of Manulife Asset Management (US) LLC, an indirectly owned subsidiary of MFC and an affiliate of the Advisor. The fund is not responsible for payment of the subadvisory fees.

The Advisor has contractually agreed to waive a portion of its management fee and/or reimburse expenses for certain funds of the John Hancock group of funds complex, including the fund (the participating portfolios). This waiver is based upon aggregate net assets of all the participating portfolios. The amount of the reimbursement is calculated daily and allocated among all the participating portfolios in proportion to the daily net assets of each fund. During the six months ended September 30, 2017, this waiver amounted to 0.01% of the fund's average net assets. This arrangement may be amended or terminated at any time by the Advisor upon notice to the fund and with the approval of the Board of Trustees.

Prior to August 1, 2017, the Advisor contractually agreed to limit the maximum annual rate of its management fee to 0.40% of the fund's average daily net assets.

For the six months ended September 30, 2017, these expense reductions amounted to the following:

Class	Expense reduction	Class	Expense reduction
Class A	$19,780	Class C	$703
Class B	154	Total	$20,637

Expenses waived or reimbursed in the current fiscal period are not subject to recapture in future fiscal periods.

The investment management fees, including the impact of the waivers and reimbursements as described above, incurred for the six months ended September 30, 2017 were equivalent to a net annual effective rate of 0.36% of the fund's average daily net assets.

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Accounting and legal services. Pursuant to a service agreement, the fund reimburses the Advisor for all expenses associated with providing the administrative, financial, legal, accounting and recordkeeping services to the fund, including the preparation of all tax returns, periodic reports to shareholders and regulatory reports, among other services. These expenses are allocated to each share class based on its relative net assets at the time the expense was incurred. These accounting and legal services fees incurred for the six months ended September 30, 2017 amounted to an annual rate of 0.02% of the fund's average daily net assets.

Distribution and service plans. The fund has a distribution agreement with the Distributor. The fund has adopted distribution and service plans with respect to Class A, Class B and Class C shares pursuant to Rule 12b-1 under the the 1940 Act, to pay the Distributor for services provided as the distributor of shares of the fund. The fund may pay up to the following contractual rates of distribution and service fees under these arrangements, expressed as an annual percentage of average daily net assets for each class of the fund's shares:

Class	Rule 12b-1 fees
Class A	0.25%
Class B	1.00%
Class C	1.00%

Effective August 1, 2017, the Distributor has contractually agreed to waive distribution expenses on Class A, Class B and Class C shares to the extent necessary to achieve aggregate fees paid to the distributor of 0.00%. This agreement expires on July 31, 2018, unless renewed by mutual agreement of the fund and the distributor based upon a determination that this is appropriate under the circumstances at that time.

Prior to August 1, 2017, the Distributor contractually agreed to waive 0.10% of Rule 12b-1 fees on Class A shares, so that such fees would not exceed 0.15% of Class A share's average daily net assets. The Distributor also voluntarily agreed to waive an additional 0.15%, 0.25% and 1.00% of Rule 12b-1 fees of Class A, Class B and Class C shares' average daily assets, respectively. Additionally, the Distributor voluntarily agreed to waive distribution expenses on Class A, Class B and Class C shares in attempting to maintain a positive yield.

The total amounts waived by the distributor were $614,035, $14,956, and $87,495, for Class A, Class B, and Class C shares, respectively, for the six months ended September 30, 2017.

Sales charges. Class B and Class C shares may be subject to contingent deferred sales charges (CDSCs). Class B shares that are redeemed within six years of purchase are subject to CDSCs, at declining rates, beginning at 5.00%. Class C shares that are redeemed within one year of purchase are subject to a 1.00% CDSC. CDSCs are applied to the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from CDSCs are used to compensate the Distributor for providing distribution-related services in connection with the sale of these shares. During the six months ended September 30, 2017, CDSCs received by the Distributor amounted to $1,598 and $55 for Class B and Class C shares, respectively.

Transfer agent fees. The John Hancock Group of Funds has a complex-wide transfer agent agreement with John Hancock Signature Services, Inc. (Signature Services), an affiliate of the Advisor. The transfer agent fees paid to Signature Services are determined based on the cost to Signature Services (Signature Services Cost) of providing recordkeeping services. It also includes out-of-pocket expenses, including payments made to third-parties for recordkeeping services provided to their clients who invest in one or more John Hancock funds. In addition, Signature Services Cost may be reduced by certain fees that Signature Services receives in connection with retirement and small accounts. Signature Services Cost is calculated monthly and allocated, as applicable, to five categories of share classes: Retail Share and Institutional Share Classes of Non-Municipal Bond Funds, Class R6 Shares, Retirement Share Classes and Municipal Bond Share Classes. Within each of these categories, the applicable costs are allocated to the affected John Hancock affiliated funds and/or classes, based on the relative average daily net assets.

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Class level expenses. Class level expenses for the six months ended September 30, 2017 were:

Class	Distribution and service fees	Transfer agent fees
Class A	$614,035	$278,045
Class B	19,175	2,171
Class C	87,495	9,913
Total	$720,705	$290,129

Trustee expenses. The fund compensates each Trustee who is not an employee of the Advisor or its affiliates. The costs of paying Trustee compensation and expenses are allocated to each fund based on its net assets relative to other funds within the John Hancock group of funds complex.

Note 5 — Fund share transactions

Transactions in fund shares for the six months ended September 30, 2017 and for the year ended March 31, 2017 were as follows:

		Six months ended 9-30-17		Year ended 3-31-17
	Shares	Amount	Shares	Amount
Class A shares
Sold	152,674,284	$152,674,283	379,398,992	$379,398,992
Distributions reinvested	1,061,770	1,061,770	75,885	75,885
Repurchased	(147,288,192)	(147,288,192)	(306,068,008)	(306,068,009)
Net increase	6,447,862	$6,447,861	73,406,869	$73,406,868
Class B shares
Sold	407,428	$407,428	1,424,821	$1,424,821
Distributions reinvested	3,247	3,247	546	546
Repurchased	(1,294,132)	(1,294,133)	(3,960,813)	(3,960,814)
Net decrease	(883,457)	($883,458)	(2,535,446)	($2,535,447)
Class C shares
Sold	2,931,187	$2,931,187	17,168,686	$17,168,686
Distributions reinvested	35,097	35,097	3,373	3,373
Repurchased	(6,334,428)	(6,334,428)	(22,302,740)	(22,302,740)
Net decrease	(3,368,144)	($3,368,144)	(5,130,681)	($5,130,681)
Total net increase	2,196,261	$2,196,259	65,740,742	$65,740,740

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CONTINUATION OF INVESTMENT ADVISORY AND SUBADVISORY AGREEMENTS

Evaluation of Advisory and Subadvisory Agreements by the Board of Trustees

This section describes the evaluation by the Board of Trustees (the Board) of John Hancock Current Interest (the Trust) of the Advisory Agreement (the Advisory Agreement) with John Hancock Advisers, LLC (the Advisor) and the Subadvisory Agreement (the Subadvisory Agreement) with John Hancock Asset Management a division of Manulife Asset Management (US) LLC (the Subadvisor), for John Hancock Money Market Fund (the fund). The Advisory Agreement and Subadvisory Agreement are collectively referred to as the Agreements. Prior to the June 19-22, 2017 in-person meeting at which the Agreements were approved, the Board also discussed and considered information regarding the proposed continuation of the Agreements at an in-person meeting held on May 22-24, 2017.

Approval of Advisory and Subadvisory Agreements

At in-person meetings held on June 19-22, 2017, the Board, including the Trustees who are not parties to any Agreement or considered to be interested persons of the Trust under the Investment Company Act of 1940, as amended (the 1940 Act) (the Independent Trustees), reapproved for an annual period the continuation of the Advisory Agreement between the Trust and the Advisor and the Subadvisory Agreement between the Advisor and the Subadvisor with respect to the fund.

In considering the Advisory Agreement and the Subadvisory Agreement, the Board received in advance of the meetings a variety of materials relating to the fund, the Advisor and the Subadvisor, including comparative performance, fee and expense information for a peer group of similar funds prepared by an independent third-party provider of mutual fund data, performance information for an applicable benchmark index; and, with respect to the Subadvisor, comparative performance information for comparably managed accounts, as applicable, and other information provided by the Advisor and the Subadvisor regarding the nature, extent and quality of services provided by the Advisor and the Subadvisor under their respective Agreements, as well as information regarding the Advisor's revenues and costs of providing services to the fund and any compensation paid to affiliates of the Advisor. At the meetings at which the renewal of the Advisory Agreement and Subadvisory Agreement are considered, particular focus is given to information concerning fund performance, comparability of fees and total expenses, and profitability. However, the Board notes that the evaluation process with respect to the Advisor and the Subadvisor is an ongoing one. In this regard, the Board also took into account discussions with management and information provided to the Board (including its various committees) at prior meetings with respect to the services provided by the Advisor and the Subadvisor to the fund, including quarterly performance reports prepared by management containing reviews of investment results and prior presentations from the Subadvisor with respect to the fund. The information received and considered by the Board in connection with the May and June meetings and throughout the year was both written and oral. The Board noted the affiliation of the Subadvisor with the Advisor, noting any potential conflicts of interest. The Board also considered the nature, quality, and extent of non-advisory services, if any, to be provided to the fund by the Advisor's affiliates, including distribution services. The Board considered the Advisory Agreement and the Subadvisory Agreement separately in the course of its review. In doing so, the Board noted the respective roles of the Advisor and Subadvisor in providing services to the fund.

Throughout the process, the Board asked questions of and requested additional information from management. The Board is assisted by counsel for the Trust and the Independent Trustees are also separately assisted by independent legal counsel throughout the process. The Independent Trustees also received a memorandum from their independent legal counsel discussing the legal standards for their consideration of the proposed continuation of the Agreements and discussed the proposed continuation of the Agreements in private sessions with their independent legal counsel at which no representatives of management were present.

Approval of Advisory Agreement

In approving the Advisory Agreement with respect to the fund, the Board, including the Independent Trustees, considered a variety of factors, including those discussed below. The Board also considered other factors (including conditions and trends prevailing generally in the economy, the securities markets, and the industry) and did not treat any single factor as

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determinative, and each Trustee may have attributed different weights to different factors. The Board's conclusions may be based in part on its consideration of the advisory and subadvisory arrangements in prior years and on the Board's ongoing regular review of fund performance and operations throughout the year.

Nature, extent, and quality of services. Among the information received by the Board from the Advisor relating to the nature, extent, and quality of services provided to the fund, the Board reviewed information provided by the Advisor relating to its operations and personnel, descriptions of its organizational and management structure, and information regarding the Advisor's compliance and regulatory history, including its Form ADV. The Board also noted that on a regular basis it receives and reviews information from the Trust's Chief Compliance Officer (CCO) regarding the fund's compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act. The Board observed that the scope of services provided by the Advisor, and of the undertakings required of the Advisor in connection with those services, including maintaining and monitoring its own and the fund's compliance programs, risk management programs, liquidity management programs and cybersecurity programs, had expanded over time as a result of regulatory, market and other developments. The Board considered that the Advisor is responsible for the management of the day-to-day operations of the fund, including, but not limited to, general supervision of and coordination of the services provided by the Subadvisor, and is also responsible for monitoring and reviewing the activities of the Subadvisor and third-party service providers. The Board also considered the significant risks assumed by the Advisor in connection with the services provided to the fund including entrepreneurial risk in sponsoring new funds and ongoing risks including investment, operational, enterprise, litigation, regulatory and compliance risks with respect to all funds.

In considering the nature, extent, and quality of the services provided by the Advisor, the Trustees also took into account their knowledge of the Advisor's management and the quality of the performance of the Advisor's duties, through Board meetings, discussions and reports during the preceding year and through each Trustee's experience as a Trustee of the Trust and of the other trusts in the John Hancock group of funds (the John Hancock Fund Complex).

In the course of their deliberations regarding the Advisory Agreement, the Board considered, among other things:

(a)	the skills and competency with which the Advisor has in the past managed the Trust's affairs and its subadvisory relationship, the Advisor's oversight and monitoring of the Subadvisor's investment performance and compliance programs, such as the Subadvisor's compliance with fund policies and objectives, review of brokerage matters, including with respect to trade allocation and best execution and the Advisor's timeliness in responding to performance issues;
(b)	the background, qualifications and skills of the Advisor's personnel;
(c)	the Advisor's compliance policies and procedures and its responsiveness to regulatory changes and mutual fund industry developments;
(d)	the Advisor's administrative capabilities, including its ability to supervise the other service providers for the fund;
(e)	the financial condition of the Advisor and whether it has the financial wherewithal to provide a high level and quality of services to the fund;
(f)	the Advisor's initiatives intended to improve various aspects of the Trust's operations and investor experience with the fund; and
(g)	the Advisor's reputation and experience in serving as an investment advisor to the Trust and the benefit to shareholders of investing in funds that are part of a family of funds offering a variety of investments.

The Board concluded that the Advisor may reasonably be expected to continue to provide a high quality of services under the Advisory Agreement with respect to the fund.

Investment performance. In considering the fund's performance, the Board noted that it reviews at its regularly scheduled meetings information about the fund's performance results. In connection with the consideration of the Advisory Agreement, the Board:

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(a)	reviewed information prepared by management regarding the fund's performance;
(b)	considered the comparative performance of an applicable benchmark index;
(c)	considered the performance of comparable funds, if any, as included in the report prepared by an independent third-party provider of fund data; and
(d)	took into account the Advisor's analysis of the fund's performance and its plans and recommendations regarding the Trust's subadvisory arrangements generally.

The Board noted that while it found the data provided by the independent third-party generally useful it recognized its limitations, including in particular that the data may vary depending on the end date selected and the results of the performance comparisons may vary depending on the selection of the peer group. The Board noted that the fund underperformed its benchmark index and its peer group average for the one-, three-, five- and ten-year periods ended December 31, 2016. The Board took into account management's discussion of the fund's performance, including the relatively narrow range of performance returns of the funds that comprise the peer group. The Board concluded that the fund's performance is being monitored and reasonably addressed, where appropriate.

Fees and expenses. The Board reviewed comparative information prepared by an independent third-party provider of mutual fund data, including, among other data, the fund's contractual and net management fees (and subadvisory fees, to the extent available) and total expenses as compared to similarly situated investment companies deemed to be comparable to the fund in light of the nature, extent and quality of the management and advisory and subadvisory services provided by the Advisor and the Subadvisor. The Board considered the fund's ranking within a smaller group of peer funds chosen by the independent third-party provider, as well as the fund's ranking within a broader group of funds. In comparing the fund's contractual and net management fees to those of comparable funds, the Board noted that such fees include both advisory and administrative costs. The Board noted that net management fees and total expenses for the fund are higher than the peer group median.

The Board took into account management's discussion of the fund's expenses. The Board also took into account management's discussion with respect to the overall management fee, the fees of the Subadvisor, including the amount of the advisory fee retained by the Advisor after payment of the subadvisory fee, in each case in light of the services rendered for those amounts and the risks undertaken by the Advisor. The Board also noted that the Advisor pays the subadvisory fee. In addition, the Board took into account that management had agreed to implement an overall fee waiver across the complex, including the fund, which is discussed further below. The Board also noted actions taken over the past several years to reduce the fund's operating expenses. The Board also noted that, in addition, the Advisor is currently waiving fees and/or reimbursing expenses with respect to the fund and that the fund has breakpoints in its contractual management fee schedule that reduces management fees as assets increase. The Board also noted that the fund's distributor, an affiliate of the Advisor, has agreed to waive a portion of its Rule 12b-1 fee for a share class of the fund. The Board noted that the fund has a voluntary fee waiver and/or expense reimbursement, to assist the fund in attempting to achieve a positive yield. The Board reviewed information provided by the Advisor concerning the investment advisory fee charged by the Advisor or one of its advisory affiliates to other clients (including other funds in the John Hancock Fund Complex) having similar investment mandates, if any. The Board considered any differences between the Advisor's and Subadvisor's services to the fund and the services they provide to other comparable clients or funds. The Board concluded that the advisory fee paid with respect to the fund is reasonable in light of the nature, extent and quality of the services provided to the fund under the Advisory Agreement.

Profitability/Fall out benefits. In considering the costs of the services to be provided and the profits to be realized by the Advisor and its affiliates (including the Subadvisor) from the Advisor's relationship with the Trust, the Board:

(a)	reviewed financial information of the Advisor;
(b)	reviewed and considered information presented by the Advisor regarding the net profitability to the Advisor and its affiliates with respect to the fund;
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(c)	received and reviewed profitability information with respect to the John Hancock Fund Complex as a whole and with respect to the fund;
(d)	received information with respect to the Advisor's allocation methodologies used in preparing the profitability data and considered that the Advisor hired an independent third-party consultant to provide an analysis of the Advisor's allocation methodologies;
(e)	considered that the John Hancock insurance companies that are affiliates of the Advisor, as shareholders of the Trust directly or through their separate accounts, receive certain tax credits or deductions relating to foreign taxes paid and dividends received by certain funds of the Trust and noted that these tax benefits, which are not available to participants in qualified retirement plans under applicable income tax law, are reflected in the profitability information reviewed by the Board;
(f)	considered that the Advisor also provides administrative services to the fund on a cost basis pursuant to an administrative services agreement;
(g)	noted that affiliates of the Advisor provide transfer agency services and distribution services to the fund, and that the fund's distributor also receives Rule 12b-1 payments to support distribution of the fund;
(h)	noted that the fund's Subadvisor is an affiliate of the Advisor;
(i)	noted that the Advisor also derives reputational and other indirect benefits from providing advisory services to the fund;
(j)	noted that the subadvisory fee for the fund is paid by the Advisor;
(k)	considered the Advisor's ongoing costs and expenditures necessary to improve services, meet new regulatory and compliance requirements, and adapt to other challenges impacting the mutual fund industry; and
(l)	considered that the Advisor should be entitled to earn a reasonable level of profits in exchange for the level of services it provides to the fund and the risks that it assumes as Advisor, including entrepreneurial, operational, reputational, litigation and regulatory risk.

Based upon its review, the Board concluded that the level of profitability, if any, of the Advisor and its affiliates (including the Subadvisor) from their relationship with the fund was reasonable and not excessive.

Economies of scale. In considering the extent to which economies of scale would be realized as the fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders, the Board:

(a)	considered that the Advisor has contractually agreed to waive a portion of its management fee for certain funds of the John Hancock Fund Complex, including the fund (the participating portfolios) or otherwise reimburse the expenses of the participating portfolios (the reimbursement). This waiver is based upon aggregate net assets of all the participating portfolios. The amount of the reimbursement is calculated daily and allocated among all the participating portfolios in proportion to the daily net assets of each fund;
(b)	reviewed the fund's advisory fee structure and concluded that: (i) the fund's fee structure contains breakpoints at the subadvisory fee level and that such breakpoints are reflected as breakpoints in the advisory fees for the fund; and (ii) although economies of scale cannot be measured with precision, these arrangements permit shareholders of the fund to benefit from economies of scale if the fund grows. The Board also took into account management's discussion of the fund's advisory fee structure; and
(c)	the Board also considered the effect of the fund's growth in size on its performance and fees. The Board also noted that if the fund's assets increase over time, the fund may realize other economies of scale.

Approval of Subadvisory Agreement

In making its determination with respect to approval of the Subadvisory Agreement, the Board reviewed:

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(1)	information relating to the Subadvisor's business, including current subadvisory services to the Trust (and other funds in the John Hancock Fund Complex);
(2)	the historical and current performance of the fund and comparative performance information relating to an applicable benchmark index and comparable funds; and
(3)	the subadvisory fee for the fund, including any breakpoints, and to the extent available, comparable fee information prepared by an independent third party provider of fund data.

Nature, extent, and quality of services. With respect to the services provided by the Subadvisor, the Board received information provided to the Board by the Subadvisor, including the Subadvisor's Form ADV, as well as took into account information presented throughout the past year. The Board considered the Subadvisor's current level of staffing and its overall resources, as well as received information relating to the Subadvisor's compensation program. The Board reviewed the Subadvisor's history and investment experience, as well as information regarding the qualifications, background, and responsibilities of the Subadvisor's investment and compliance personnel who provide services to the fund. The Board also considered, among other things, the Subadvisor's compliance program and any disciplinary history. The Board also considered the Subadvisor's risk assessment and monitoring process. The Board reviewed the Subadvisor's regulatory history, including whether it was involved in any regulatory actions or investigations as well as material litigation, and any settlements and amelioratory actions undertaken, as appropriate. The Board noted that the Advisor conducts regular, periodic reviews of the Subadvisor and its operations, including regarding investment processes and organizational and staffing matters. The Board also noted that the Trust's CCO and his staff conduct regular, periodic compliance reviews with the Subadvisor and present reports to the Independent Trustees regarding the same, which includes evaluating the regulatory compliance systems of the Subadvisor and procedures reasonably designed to assure compliance with the federal securities laws. The Board also took into account the financial condition of the Subadvisor.

The Board considered the Subadvisor's investment process and philosophy. The Board took into account that the Subadvisor's responsibilities include the development and maintenance of an investment program for the fund that is consistent with the fund's investment objective, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. The Board also received information with respect to the Subadvisor's brokerage policies and practices, including with respect to best execution and soft dollars.

Subadvisor compensation. In considering the cost of services to be provided by the Subadvisor and the profitability to the Subadvisor of its relationship with the fund, the Board noted that the fees under the Subadvisory Agreement are paid by the Advisor and not the fund. The Board also received information and took into account any other potential conflicts of interest the Advisor might have in connection with the Subadvisory Agreement.

In addition, the Board considered other potential indirect benefits that the Subadvisor and its affiliates may receive from the Subadvisor's relationship with the fund, such as the opportunity to provide advisory services to additional funds in the John Hancock Fund Complex and reputational benefits

Subadvisory fees. The Board considered that the fund pays an advisory fee to the Advisor and that, in turn, the Advisor pays a subadvisory fee to the Subadvisor. As noted above, the Board also considered the fund's subadvisory fees as compared to similarly situated investment companies deemed to be comparable to the fund as included in the report prepared by the independent third party provider of fund data, to the extent available. The Board noted that the limited size of the Lipper peer group was not sufficient for comparative purposes. The Board also took into account the subadvisory fees paid by the Advisor to the Subadvisor with respect to the fund and compared them to fees charged by the Subadvisor to manage other subadvised portfolios and portfolios not subject to regulation under the 1940 Act, as applicable.

Subadvisor performance. As noted above, the Board considered the fund's performance as compared to the fund's peer group and the benchmark index and noted that the Board reviews information about the fund's performance results at its regularly scheduled meetings. The Board noted the Advisor's expertise and resources in monitoring the performance, investment style and risk-adjusted performance of the Subadvisor. The Board was mindful of the Advisor's focus on the

SEMIANNUAL REPORT   |   JOHN HANCOCK MONEY MARKET FUND       25

Subadvisor's performance. The Board also noted the Subadvisor's long-term performance record for similar accounts, as applicable.

The Board's decision to approve the Subadvisory Agreement was based on a number of determinations, including the following:

(1)	the Subadvisor has extensive experience and demonstrated skills as a manager;
(2)	the performance of the fund is being monitored and reasonably addressed, where appropriate;
(3)	the subadvisory fee is reasonable in relation to the level and quality of services being provided under the Subadvisory Agreement; and
(4)	noted that the subadvisory fees are paid by the Advisor not the fund and that the subadvisory fee breakpoints are reflected as breakpoints in the advisory fees for the fund in order to permit shareholders to benefit from economies of scale if the fund grows.

* * *

Based on the Board's evaluation of all factors that the Board deemed to be material, including those factors described above, the Board, including the Independent Trustees, concluded that renewal of the Advisory Agreement and the Subadvisory Agreement would be in the best interest of the fund and its shareholders. Accordingly, the Board, and the Independent Trustees voting separately, approved the Advisory Agreement and Subadvisory Agreement for an additional one-year period.

SEMIANNUAL REPORT   |   JOHN HANCOCK MONEY MARKET FUND       26

More information

Trustees

Hassell H. McClellan, Chairperson
Steven R. Pruchansky, Vice Chairperson
Andrew G. Arnott†#
Charles L. Bardelis*
James R. Boyle†
Peter S. Burgess*
William H. Cunningham
Grace K. Fey
Theron S. Hoffman*
Deborah C. Jackson
James M. Oates
Gregory A. Russo
Warren A. Thomson†

Officers

Andrew G. Arnott
President

John J. Danello
Senior Vice President, Secretary,
and Chief Legal Officer

Francis V. Knox, Jr.
Chief Compliance Officer

Charles A. Rizzo
Chief Financial Officer

Salvatore Schiavone
Treasurer

Investment advisor

John Hancock Advisers, LLC

Subadvisor

John Hancock Asset Management a division of Manulife Asset Management (US) LLC

Principal distributor

John Hancock Funds, LLC

Custodian

State Street Bank and Trust Company

Transfer agent

John Hancock Signature Services, Inc.

Legal counsel

K&L Gates LLP

*Member of the Audit Committee
†Non-Independent Trustee
#Effective 6-20-17

The fund's proxy voting policies and procedures, as well as the fund proxy voting record for the most recent twelve-month period ended June 30, are available free of charge on the Securities and Exchange Commission (SEC) website at sec.gov or on our website.

The fund's complete list of portfolio holdings, for the first and third fiscal quarters, is filed with the SEC on Form N-Q. The fund's Form N-Q is available on our website and the SEC's website, sec.gov, and can be reviewed and copied (for a fee) at the SEC's Public Reference Room in Washington, DC. Call 800-SEC-0330 to receive information on the operation of the SEC's Public Reference Room.

We make this information on your fund, as well as monthly portfolio holdings, and other fund details available on our website at jhinvestments.com or by calling 800-225-5291.

You can also contact us:
800-225-5291 jhinvestments.com	Regular mail: John Hancock Signature Services, Inc. P.O. Box 55913 Boston, MA 02205-5913	Express mail: John Hancock Signature Services, Inc. Suite 55913 30 Dan Road Canton, MA 02021

SEMIANNUAL REPORT   |   JOHN HANCOCK MONEY MARKET FUND       27

John Hancock family of funds

DOMESTIC EQUITY FUNDS

Balanced

Blue Chip Growth

Classic Value

Disciplined Value

Disciplined Value Mid Cap

Equity Income

Fundamental All Cap Core

Fundamental Large Cap Core

Fundamental Large Cap Value

New Opportunities

Small Cap Core

Small Cap Value

Small Company

Strategic Growth

U.S. Global Leaders Growth

U.S. Growth

Value Equity

GLOBAL AND INTERNATIONAL EQUITY FUNDS

Disciplined Value International

Emerging Markets

Emerging Markets Equity

Fundamental Global Franchise

Global Equity

Global Shareholder Yield

Greater China Opportunities

International Growth

International Small Company

International Value Equity

INCOME FUNDS

Bond

California Tax-Free Income

Emerging Markets Debt

Floating Rate Income

Global Income

Government Income

High Yield

High Yield Municipal Bond

Income

Investment Grade Bond

Money Market

Short Duration Credit Opportunities

Spectrum Income

Strategic Income Opportunities

Tax-Free Bond

ALTERNATIVE AND SPECIALTY FUNDS

Absolute Return Currency

Alternative Asset Allocation

Enduring Assets

Financial Industries

Global Absolute Return Strategies

Global Conservative Absolute Return

Global Focused Strategies

Natural Resources

Redwood

Regional Bank

Seaport

Technical Opportunities

A fund's investment objectives, risks, charges, and expenses should be considered carefully before investing. The prospectus contains this and other important information about the fund. To obtain a prospectus, contact your financial professional, call John Hancock Investments at 800-225-5291, or visit our website at jhinvestments.com. Please read the prospectus carefully before investing or sending money.

ASSET ALLOCATION

Income Allocation Fund

Multi-Index Lifetime Portfolios

Multi-Index Preservation Portfolios

Multimanager Lifestyle Portfolios

Multimanager Lifetime Portfolios

EXCHANGE-TRADED FUNDS

John Hancock Multifactor Consumer Discretionary ETF

John Hancock Multifactor Consumer Staples ETF

John Hancock Multifactor Developed International ETF

John Hancock Multifactor Energy ETF

John Hancock Multifactor Financials ETF

John Hancock Multifactor Healthcare ETF

John Hancock Multifactor Industrials ETF

John Hancock Multifactor Large Cap ETF

John Hancock Multifactor Materials ETF

John Hancock Multifactor Mid Cap ETF

John Hancock Multifactor Small Cap ETF

John Hancock Multifactor Technology ETF

John Hancock Multifactor Utilities ETF

ENVIRONMENTAL, SOCIAL, AND GOVERNANCE FUNDS

ESG All Cap Core

ESG Core Bond

ESG International Equity

ESG Large Cap Core

CLOSED-END FUNDS

Financial Opportunities

Hedged Equity & Income

Income Securities Trust

Investors Trust

Preferred Income

Preferred Income II

Preferred Income III

Premium Dividend

Tax-Advantaged Dividend Income

Tax-Advantaged Global Shareholder Yield

John Hancock Multifactor ETF shares are bought and sold at market price (not NAV), and are not individually redeemed from the fund. Brokerage commissions will reduce returns.

John Hancock ETFs are distributed by Foreside Fund Services, LLC, and are subadvised by Dimensional Fund Advisors LP.
Foreside is not affiliated with John Hancock Funds, LLC or Dimensional Fund Advisors LP.

Dimensional Fund Advisors LP receives compensation from John Hancock in connection with licensing rights to the
John Hancock Dimensional indexes. Dimensional Fund Advisors LP does not sponsor, endorse, or sell, and makes no representation as to the advisability of investing in, John Hancock Multifactor ETFs.

John Hancock Investments

A trusted brand

John Hancock Investments is a premier asset manager representing one of
America's most trusted brands, with a heritage of financial stewardship dating back to 1862. Helping our shareholders pursue their financial goals is at the core of everything we do. It's why we support the role of professional financial advice and operate with the highest standards of conduct and integrity.

A better way to invest

We serve investors globally through a unique multimanager approach:
We search the world to find proven portfolio teams with specialized expertise for every strategy we offer, then we apply robust investment oversight to ensure they continue to meet our uncompromising standards and serve the best interests of our shareholders.

Results for investors

Our unique approach to asset management enables us to provide a diverse set of investments backed by some of the world's best managers, along with strong risk-adjusted returns across asset classes.

John Hancock Funds, LLC ■ Member FINRA, SIPC 601 Congress Street ■ Boston, MA 02210-2805 800-225-5291 ■ jhinvestments.com
This report is for the information of the shareholders of John Hancock Money Market Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.
MF403053	44SA 9/17 11/17

ITEM 2. CODE OF ETHICS.

Not applicable at this time.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable at this time.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable at this time.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable at this time.

ITEM 6. SCHEDULE OF INVESTMENTS.

Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

(a) The registrant has adopted procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees. A copy of the procedures is filed as an exhibit to this Form NCSR. See attached “John Hancock Funds – Nominating and Governance Committee Charter”.

ITEM 11. CONTROLS AND PROCEDURES.

(a) Based upon their evaluation of the registrant's disclosure controls and procedures as conducted within 90 days of the filing date of this Form N-CSR, the registrant's principal executive officer and principal financial officer have concluded that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

(b) There were no changes in the registrant's internal control over financial reporting that occurred during the registrant's most recent fiscal half-year (the registrant's second fiscal half-year in the case of an annual report) that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 13. EXHIBITS.

(a)(1) Separate certifications for the registrant's principal executive officer and principal financial officer, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

(b)(1) Separate certifications for the registrant's principal executive officer and principal financial officer, as required by 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, and Rule 30a-2(b) under the Investment Company Act of 1940, are attached. The certifications furnished pursuant to this paragraph are not deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section. Such certifications are not deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the Registrant specifically incorporates them by reference.

(c)(1) Submission of Matters to a Vote of Security Holders is attached. See attached “John Hancock Funds – Nominating and Governance Committee Charter”.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

John Hancock Current Interest

By:	/s/ Andrew Arnott
Andrew Arnott
President

Date:	November 17, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Andrew Arnott
Andrew Arnott
President

Date:	November 17, 2017

By:	/s/ Charles A. Rizzo
Charles A. Rizzo
Chief Financial Officer

Date:	November 17, 2017